Exhibit 99.2

FY10 Q4 Conference Call August 3, 2010

Forward-Looking Statement Page 1 Statements in this release that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Words such as "anticipates," "expects," "believes," "intends," "plans," "projects," "estimates," and similar expressions are used to identify these forward- looking statements. Forward-looking statements are based on currently available information and include, among others, the discussion under "Outlook." These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions including those associated with the operation of our business, including the risk that customer demand will decrease either temporarily or permanently, whether due to the Company's actions or the demand for the Company's products, and that the Company may not be able to respond through cost reductions in a timely and effective manner; the risk that the value of our inventory may decline; price cutting, new product introductions and other actions by our competitors; fluctuations in the costs of raw materials that the Company is not able to pass through to customers because of existing contracts or market factors; the availability of credit and general market liquidity; fluctuations in currency exchange rates; the financial condition of our customers; the challenges attendant to plant closings and restructurings, including the difficulty of predicting plant closing and relocation costs, the difficulty of commencing or increasing production at existing facilities, and the reactions of customers, governmental units, employees and other groups, the challenges attendant to plant construction; the ability to realize cost savings from restructuring activities; and losses resulting from unauthorized activities in Molex Japan. Other factors, risks and uncertainties are set forth in Item 1A "Risk Factors" of the Company's Form 10-K for the year ended June 30, 2009, and the Form 10-Q for the quarters ended September 30, 2009, December 31, 2009 and March 31, 2010 which are incorporated by reference and in other reports that Molex files or furnishes with the Securities and Exchange Commission. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements. As a result, this release speaks only as of its date and Molex disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this release resulting from new information, future events or otherwise.

Non-GAAP Financial Measures In Molex Incorporated's ("Molex" or the "Company") conference call on August 3, 2010 regarding the Company's financial results for the fiscal quarter ended June 30, 2010 and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call. This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or GAAP. Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex's ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the relevant slides reconciling the non-GAAP financial measures intended to be used in the conference call to the most comparable GAAP measure. Page 2

Order Trend (US$ in millions) Page 3 Record orders in June quarter ..95 ..84 ..94 1.01 1.07 1.07 1.11 1.07 B-T-B Ratio

Change in Orders by Industry - June Quarter Page 4 Sequential YOY % of Total Automotive (1)% 43% 14% Data 12% 54% 22% Telecom 12% 60% 25% Consumer Elect. 11% 43% 20% Industrial 8% 96% 15% Medical / Military 2% 107% 4% TOTAL 9% 58% 100% Strong seasonal pattern

Orders by Channel and Geography - June Quarter Sequential YOY % of Total OEM 5% 43% 53% Distribution 14% 89% 29% EMS 12% 68% 18% TOTAL 9% 58% 100% Page 5 Sequential YOY % of Total Americas 1% 62% 24% Europe 1% 48% 15% APN 8% 36% 21% APS 18% 74% 40% TOTAL 9% 58% 100% Strong performance in Asia

Revenue Trend (US$ in millions) Page 6 Strong recovery continues

Change in Revenue by Industry - June Quarter Page 7 Sequential YOY % of Revenue Automotive 3% 46% 15% Data 15% 53% 22% Telecom 14% 46% 24% Consumer Elect. 13% 41% 20% Industrial 15% 53% 15% Medical / Military 10% 75% 4% TOTAL 12% 48% 100% Significant improvement in major markets

(US$ in millions, except per-share data) Page 8 Qtr Ended Jun 10 Qtr Ended Mar 10 Qtr Ended Jun 09 Net Revenue $847.3 $756.3 $570.6 Gross Margin 29.9% 31.2% 24.1% SG&A Restructuring and Impairments $158.7 $26.5 $156.4 $9.0 $136.7 $216.6 Loss on Unauthorized Activities in Japan $4.8 $8.0 $2.7 Other Income (Expense) $(1.8) $(5.0) $0.8 Effective Tax Rate 35.0% 32.8% (1.2)% Net Income (Loss) $39.8 $38.4 $(220.5) % of Sales 4.7% 5.1% (38.6)% E.P.S. $0.23 $0.22 $(1.27) Average Shares Outstanding 175,098 174,838 173,290 Financial Summary - GAAP

GAAP to Non-GAAP Reconciliation Page 9 June Quarter Pretax After-Tax EPS GAAP $ 61.2 $ 39.8 $ 0.23 Restructuring Charge $ 26.5 $ 24.7 $ 0.14 Loss on Unauthorized Activities in Japan $ 4.8 $ 3.0 $ 0.02 Non-GAAP $ 92.5 $ 67.5 $ 0.39 27.0% non-GAAP effective tax rate

Financial Summary - GAAP (US$ in millions, except per-share data) Full Year 2010 Full Year 2009 Net Revenue $3,007.2 $2,581.8 Gross Margin 29.7% 25.4% SG&A Restructuring and Impairments $610.8 $117.1 $586.7 $415.7 Loss on Unauthorized Activities in Japan $26.9 $2.7 Other Income (Expense) $(6.3) $27.3 Effective Tax Rate 41.5% (0.2)% Net Income (Loss) $76.9 $(322.0) % of Sales 2.6% (12.5)% E.P.S. $0.44 $(1.84) Average Shares Outstanding 174,660 174,598 Page 10

Full Year GAAP to Non-GAAP Fiscal years ended Jun 30 2010 Jun 30 2009 Earnings (loss) per share $0.44 $(1.84) Restructuring costs and asset impairments 0.53 0.64 Loss on unauthorized activities in Japan 0.10 0.01 Tax adjustment stock compensation 0.03 - Goodwill impairment - 1.51 Non-GAAP earnings per share $1.10 $0.32 Non-GAAP earnings (loss) per share is a non-GAAP financial measure. We refer to non-GAAP earnings (loss) per share to describe earnings (loss) per share excluding the items referenced above. We believe that non-GAAP earnings (loss) per share provides useful information to investors because it provides information about the estimated financial performance of Molex's ongoing business. Non-GAAP earnings (loss) per share is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance. Non-GAAP earnings (loss) per share may be different from similar measures used by other companies. Page 11

Balance Sheet and Operating Metrics (US$ in millions) Page 12 Jun 30, 2010 Mar 31, 2010 Jun 30, 2009 Cash & Marketable Securities Total Debt* Net Cash $394.9 293.5 $101.4 $443.4 283.6 $159.8 $467.9 254.7 $213.2 Accounts Receivable Receivable Days Outstanding $734.9 75 days $657.3 73 days $528.9 74 days Inventory Inventory Days Outstanding $469.4 78 days $419.9 80 days $354.3 83 days Capital Expenditure Research & Development $79.5 $40.9 $56.7 $39.9 $50.3 $39.6 Cash Flow from Operations $68.7 $40.1 $58.3 *Total debt equals long-term debt plus current portion of long-term debt and short-term loans, less current portion of capital leases Healthy balance sheet

P&L Ratio Trend Percent of revenue *See GAAP to Non-GAAP reconciliation Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Target Gross Margin 24.1% 28.4% 29.1% 31.2% 29.9% 32% SG&A 24.0% 21.6% 20.6% 20.7% 18.7% 18% Adjusted Oper. Margin 0.1% 6.8% 8.6% 10.5% 11.1% 14% * Page 13 Progressing toward 14% target

Restructuring Plan Update Page 14 Total Cost $315M Total Savings $205M Restructuring program complete FY10 Summary Q4 FY10 Charge $26M $117M YOY Savings $13M $ 90M Seq. Savings $ 1M Total Cost $315M Total Savings $205M Further Sequential Savings FY11 Q1 $2M FY11 Q2 $3M

Return on Net Assets Trend* *Operating income excluding restructuring and special charges Fixed assets + Inventory + A/R - A/P Page 15 Trailing 12-months

Non-GAAP Earnings Per Share* *See GAAP to Non-GAAP reconciliation Page 16 Q1 10 Q4 09 Q2 10 Q3 10 Q4 10 Consistent EPS growth

Outlook Page 17 September Fiscal Quarter Revenue $850 to $880 Million EPS $0.42 to $0.46 Assumes 30% effective tax rate

Non-GAAP Measure Jun 30 2010 Mar 31 2010 Dec 31 2009 Sep 30 2009 Jun 30 2009 Income (loss) from operations $62,951 $62,256 $28,252 $(15,658) $(218,743) Restructuring costs and asset impairments 26,543 9,068 25,635 55,894 45,627 Loss on unauthorized activities in Japan 4,768 8,032 8,544 5,555 $2,685 Goodwill impairment - - - - 171,000 Non-GAAP income (loss) from operations $94,262 $79,356 $62,431 $45,791 $569 (US$ in thousands) Non-GAAP income (loss) from operations is a non-GAAP financial measure. We refer to non-GAAP income (loss) from operations to describe income (loss) from operations excluding the items referenced above. We believe that non-GAAP income (loss) from operations provides useful information to investors because it provides information about the estimated financial performance of Molex's ongoing business. Non-GAAP income (loss) from operations is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance. Non-GAAP income (loss) from operations may be different from similar measures used by other companies.

Non-GAAP Measures Fiscal quarters ended Jun 30 2010 Mar 31 2010 Dec 31 2009 Sep 30 2009 Jun 30 2009 Earnings (loss) per share $0.23 $0.22 $0.08 $(0.09) $(1.27) Restructuring costs and asset impairments 0.14 0.04 0.13 0.22 0.19 Loss on unauthorized activities in Japan 0.02 0.03 0.03 0.02 - Tax adjustment stock compensation - - - 0.03 - Goodwill impairment - - - - 0.99 Non-GAAP earnings (loss) per share $0.39 $0.29 $0.24 $0.18 $(0.09) (US$ in thousands) Non-GAAP earnings (loss) per share is a non-GAAP financial measure. We refer to non-GAAP earnings (loss) per share to describe earnings (loss) per share excluding the items referenced above. We believe that non-GAAP earnings (loss) per share provides useful information to investors because it provides information about the estimated financial performance of Molex's ongoing business. Non-GAAP earnings (loss) per share is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance. Non-GAAP earnings (loss) per share may be different from similar measures used by other companies.